   As filed with the Securities and Exchange Commission on February 16, 1999

                                          Registration Statement No.  333-44497

===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                    --------------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                    --------------------------------------


                         CASS COMMERCIAL CORPORATION
                        -----------------------------
            (Exact name of Registrant as specified in its charter)

              Missouri                             43-1265338
              --------                             ----------
      (State of incorporation)          I.R.S. Employer Identification No.

              13011 Hollenberg Drive, Bridgeton, Missouri  63044
              --------------------------------------------------
                (Address of Principal Executive Offices) (Zip Code)

                   1995 PERFORMANCE-BASED STOCK OPTION PLAN
                   ----------------------------------------
                           (Full title of the plan)

                             Lawrence A. Collett
                      Chairman - Chief Executive Officer
                         Cass Commercial Corporation
                            13011 Hollenberg Drive
                          Bridgeton, Missouri 63044
                          -------------------------
                   (Name and address of agent for service)

                                (314) 506-5500
                                --------------
        (Telephone number, including area code, of agent for service)


===============================================================================


Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

                                   PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8.     EXHIBITS.  The following updated Exhibit is filed as a part of
            --------
            this Registration Statement:

      EXHIBIT           DESCRIPTION
      -------           -----------
        4.3        1995 Performance-Based Stock Option Plan, as amended to
                   January 19, 1999, including forms of Option Agreements,
                   incorporated by reference to Exhibit 4.3 to Post-Effective
                   Amendment No. 2 to Form S-8 Registration Statement No. 33-91568

                                  SIGNATURES
                                  ----------


      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on February 10, 1999.


                                   CASS COMMERCIAL CORPORATION


                                   By:  /s/LAWRENCE A. COLLETT
                                        ----------------------------
                                        Lawrence A. Collett
                                        Chairman of the Board -
                                        Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on February 10, 1999.

            /s/LAWRENCE A. COLLETT          Chairman of the Board -
            ---------------------------     Chief Executive Officer
            Lawrence A. Collett             (principal executive officer)


                                            Director
            ---------------------------
            Robert J. Bodine


                                            Director
            ---------------------------
            Bryan Chappell


            /s/THOMAS J. FUCOLORO<F*>       Director
            ---------------------------
            Thomas J. Fucoloro


            /s/HARRY J. KRIEG<F*>           Director
            ---------------------------
            Harry J. Krieg

                                    II-2

                                            Director
            ---------------------------
            Howard A. Kuehner


            /s/JAKE NANIA<F*>               Director
            ---------------------------
            Jake Nania


                                            Director
            ---------------------------
            Irving A. Shepard


                                            Director
            ---------------------------
            A.J. Signorelli


            /s/JOHN J. VALLINA<F*>          Director
            ---------------------------
            John J. Vallina


            /s/BRUCE E. WOODRUFF<F*>        Director
            ---------------------------
            Bruce E. Woodruff


            /s/ERIC H. BRUNNGRABER          Vice President - Secretary -
            ---------------------------     Chief Financial Officer
            Eric H. Brunngraber             (principal financial and
                                            accounting officer)

                        <F*> By: /s/LAWRENCE A. COLLETT
                                 --------------------------
                                 Lawrence A. Collett
                                 Attorney-in-fact

                                    II-3